UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22387

Salient Absolute Return Master Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX	77027
(Address of principal executive offices)	(Zip code)

With a copy to:
A. Haag Sherman	George J. Zornada
Salient Absolute Return Master Fund	K & L Gates LLP
4265 San Felipe, Suite 800	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/11

Date of reporting period: 06/30/11

Item 1. Reports to Stockholders.

SALIENT ABSOLUTE RETURN MASTER FUND

Shareholders’ Report

June 30, 2011

(Unaudited)

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Statement of Assets and Liabilities

June 30, 2011

(Unaudited)

Assets:
Investments in Portfolio Funds, at estimated fair value (cost $118,806,231)	$122,352,586
Investments in affiliated Portfolio Funds, at estimated fair value (cost $7,743,658)	7,302,616
Investments in securities, at fair value (cost $12,808,087)	13,036,421

Total investments	142,691,623
Cash and cash equivalents	299,995
Advanced subscriptions to Portfolio Funds	14,000,000
Receivable from investments sold	13,079,029
Dividends receivable	99,000
Prepaids and other assets	10,102

Total assets	170,179,749

Liabilities:
Line of credit	24,955,000
Subscriptions received in advance	234,444
Redemptions payable	1,038,308
Investment Management Fees payable	248,557
Payable to Trustees	2,789
Interest expense payable	47,052
Line of credit commitment fees payable	35,555
Accounts payable and accrued expenses	37,316

Total liabilities	26,599,021

Net assets	$143,580,728

Net assets consist of:
Paid-in-Capital	$142,159,590
Accumulated net investment loss	(3,067,501)
Accumulated net realized gain	1,154,992
Net unrealized appreciation on investments	3,333,647

Net assets	$143,580,728

Net asset value per share outstanding (141,329 shares outstanding)	$1,015.93

See accompanying notes to financial statements.

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Schedule of Investments

June 30, 2011

(Unaudited)

	Shares	Fair Value	% of Net Assets

Investments in Portfolio Funds
Passive Foreign Investment Companies
Event Driven (16.09% of Net Assets)
Del Mar Index Opportunities Offshore Fund, Ltd. (Cayman Islands)	6,000	$6,068,802
King Street Capital, Ltd. (British Virgin Islands)	47,168	6,266,355
Loeb Offshore Fund, Ltd. (Bermuda)	41,527	5,342,754
Revelation Special Situations Fund, Ltd. (Bermuda)	2,861	5,423,443

Total Event Driven		23,101,354

Macro/CTA (28.11% of Net Assets)
Top Down Alpha
BlackRock Global Ascent, Ltd. (Cayman Islands)	7,769	7,382,190
BTG Pactual Global Emerging Markets, Ltd. (Cayman Islands)	6,000	5,970,000
D.E. Shaw Heliant International Fund, L.P. (Bermuda)		11,949,434
GLC Diversified Fund, Ltd. (United Kingdom)	45,914	3,051,687
P/E Global Aggressive Fund, Ltd. (Commonwealth of Bahamas)	3,966	4,704,000
Salem Global Opportunity Fund (Offshore), Ltd. (Cayman Islands)(1)	7,744	7,302,616

Total Macro/CTA		40,359,927

Relative Value (38.39% of Net Assets)
Bottom Up Alpha
AQR Delta Offshore Fund LP (Cayman Islands)		10,128,703
Arrowgrass International Fund, Ltd. (United Kingdom)	41,669	5,417,774
Black Diamond Relative Value Fund, Ltd. (Cayman Islands)	51,500	6,322,956
Blackthorn Fund, Ltd. (Bermuda)	501	5,344,295
Carlson Double Black Diamond, Ltd. (Cayman Islands)	46,428	7,385,763
CC ARB International Fund, Ltd. (Cayman Islands)	606	766,952
Hudson Bay Overseas Fund, Ltd. (United States)	2,748	5,318,308
Overseas CAP Partners, Inc. (Cayman Islands)	4,395	7,731,599
Saba Capital Offshore Fund, Ltd. (Cayman Islands)	6,000	6,182,539
Waterstone Market Neutral Offshore Fund, Ltd. (Cayman Islands)	2,303	520,783

Total Relative Value		55,119,672

Tactical Credit (7.71% of Net Assets)
Lazard Emerging Income Plus, Ltd. (Bermuda)	33,640	4,232,723
Rose Grove Offshore Fund I, Ltd. (Cayman Islands)	5,403	6,841,526

Total Tactical Credit		11,074,249

Total Investments in Portfolio Funds (Cost $126,549,889)		129,655,202	90.30%

See accompanying notes to financial statements.

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Schedule of Investments, continued

June 30, 2011

(Unaudited)

	Shares	Fair Value	% of Net Assets
Investments in Securities
Registered Investment Companies
Money Market Fund (1.41% of Net Assets)
JPMorgan Prime Money Market Fund (United States)(2)	2,024,897	$2,024,897

Total Money Market Fund		2,024,897

Tactical Credit (7.67% of Net Assets)
Nuveen Multi-Currency Short Term Fund (United States)(2)	300,000	4,458,000
Wisdom Tree Emerging Markets Local Debt Fund (United States)(2)	122,450	6,553,524

Total Tactical Credit		11,011,524

Total Investments in Securities (Cost $12,808,087)		13,036,421	9.08%

Total Investments (Cost $139,357,976)		$142,691,623	99.38%

All securities are non-income producing unless noted otherwise.

(1)	Affiliated investments
(2)	Income producing security

See accompanying notes to financial statements.

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Statement of Operations

Six Months Ended June 30, 2011

(Unaudited)

Investment income:
Dividend income	$298,530
Interest income	63

Total investment income	298,593

Expenses:
Investment Management Fees	465,916
Amortization of offering costs	24,870
Trustees fees	60,000
Line of credit commitment fees	100,557
Professional fees	35,398
Interest expense	95,057
Other expenses	80,731

Total expenses	862,529

Net investment loss	(563,936)

Net realized and unrealized gain from investments and affiliated investments:
Net realized gain from investments	1,364,370
Change in unrealized appreciation/depreciation from investments and affiliated investments	956,283

Net realized and unrealized gain from investments and affiliated investments	2,320,653

Net increase in net assets resulting from operations	$1,756,717

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	Six Months Ended June 30, 2011 (Unaudited)	For the period February 1, 2010 through December 31, 2010*
Net assets, beginning of period	$99,974,045	$—
Capital Transactions:
Transfers in-kind	—	69,243,855
Subscriptions	43,270,081	40,023,786
Proceeds from reinvestment of dividends	—	1,380,169
Redemptions	(1,420,115)	(10,316,586)

Change in net assets from capital transactions	41,849,966	100,331,224
Distributions from net investment income	—	(1,580,169)

Change in net assets from distributions	—	(1,580,169)

Net increase in net assets resulting from operations:
Net investment loss	(563,936)	(1,124,877)
Net realized gain from investments	1,364,370	123,658
Net realized loss from affiliated investments	—	(153,155)
Change in unrealized appreciation/depreciation from investments and affiliated investments	956,283	2,377,364

Net increase in net assets resulting from operations	1,756,717	1,222,990

Net assets, end of period	$143,580,728	$99,974,045

Accumulated net investment loss	$(3,067,501)	$(2,503,565)

Share Transactions:
Issued in-kind	—	69,244
Issued	42,470	39,974
Reinvested	—	1,384
Redeemed	(1,397)	(10,346)

Change in shares	41,073	100,256

*	The Master Fund commenced operations on February 1, 2010.

See accompanying notes to financial statements.

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Statement of Cash Flows

Six Months Ended June 30, 2011

(Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,756,717
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(126,055,118)
Proceeds from disposition of investments	77,877,682
Net realized gain from investments	(1,364,370)
Change in unrealized appreciation/depreciation from investments and affiliated investments	(956,283)
Increase in advanced subscriptions to Portfolio Funds	(1,000,000)
Increase in receivable from investments sold	(6,865,055)
Increase in dividends receivable	(99,000)
Decrease in prepaids and other assets	30,174
Increase in Investment Management Fees payable	44,859
Decrease in payable to Trustees	(27,211)
Increase in interest expense payable	47,052
Decrease in accounts payable and accrued expenses	(19,085)

Net cash used in operating activities	(56,629,638)

Cash flows from financing activities:
Subscriptions	32,521,470
Redemptions	(381,807)
Distributions	(200,000)
Borrowings on line of credit	24,955,000

Net cash provided by financing activities	56,894,663

Net increase in cash and cash equivalents	265,025
Cash and cash equivalents at beginning of period	34,970

Cash and cash equivalents at end of period	$299,995

Supplemental schedule of cash activity:
Cash paid for interest	$48,005

See accompanying notes to financial statements.

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Notes to Financial Statements

June 30, 2011

(Unaudited)

(1) ORGANIZATION

Salient Absolute Return Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on February 1, 2010 (“Inception”), as a non-diversified closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently three feeder funds. The Master Fund has authorized 900,000 shares of beneficial interest (“Shares”), which may be issued in more than one class or series.

The Master Fund is a “fund of funds” that pursues its investment objective by investing its assets across a variety of investment funds (the “Portfolio Funds”) designed to generate positive returns regardless of the overall direction of various markets. The Master Fund’s investments are managed by a select group of investment managers identified by the Adviser, as hereinafter defined, to have investments that when grouped with other investments of the Master Fund result in a portfolio that is allocated more broadly across styles and strategies.

The board of trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser. It has selected Salient Advisors, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, management expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“GAAP”).

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/(depreciation) is included in the Statement of Operations.

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Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments will be determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser Valuation Committee (as defined below) of the Master Fund’s valuation policies that the Board of the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Portfolio Funds.

The Board has also authorized the establishment of a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Portfolio Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

Investments held by the Master Fund are valued as follows:

•

PORTFOLIO FUNDS—Investments in Portfolio Funds are carried at fair value, using the net asset value per share (the “NAV”) as a practical expedient, as provided to the Independent Administrator by the investment managers of such Portfolio Funds or the administrators of such Portfolio Funds. These Portfolio Funds value their underlying investments in accordance with policies established by such Portfolio Funds. Prior to investing in any Portfolio Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Portfolio Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Portfolio Fund and are net of management and estimated performance incentive fees or allocations payable to the Portfolio Funds’ managers pursuant to the Portfolio Funds’ agreements. Generally, Portfolio Funds in which the Master Fund invests will use market value when available, and otherwise use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value Shares at net asset value as reported by a Portfolio Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, the fair value may differ significantly from the value that would have been used had a ready market for the investments in Portfolio Funds existed. The Master Fund’s investments in Portfolio Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Portfolio Funds.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values securities at their last sales price on the date of determination, or if no sale occurred on such date, then at the mean between the “bid” and “ask” prices on such date, or if

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Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

no such prices were quoted on such date, the mean between the “bid” and “ask” prices on the most immediate prior date on which such prices were quoted. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s net asset value that would materially affect the value of the security and the net asset value of the Master Fund, the value of such security and the net asset value of the Master Fund would be adjusted to reflect the change in the estimated value of the security.

•

OPTIONS—Options that are listed on a securities exchange or traded over-the-counter are valued at the mean between the closing “bid” and “ask” prices for such options on the date of determination, or if no such prices were quoted on such date, or if the last sales price is not between the “bid” and “ask” price, the position will be valued at whichever of the “bid” or “ask” is closest to the last sale.

•

OTHER—Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed not to be indicative of the Portfolio Fund’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator will determine, in good faith, the fair value of the Portfolio Fund.

•

FOREIGN CURRENCY—The accounting records of the Master Fund are maintained in U.S. dollars. Investments of the Master Fund denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(e) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Master Fund itself may purchase or sell options as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives. There was no derivative activity directly at the Master Fund level for the six months ended June 30, 2011, however the Portfolio Funds may have directly engaged in derivative transactions during the period.

(f) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(g) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; interest expenses and loan fees; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; research expenses; costs of insurance; registration expenses; offering costs; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Adviser. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

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Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

(h) INCOME TAXES

The Master Fund expects to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. The Master Fund generally invests its assets in foreign corporations that would be classified as passive foreign investment companies (“PFICs”). The Master Fund has elected to have a tax year end of October 31. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

The Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the six months ended June 30, 2011, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

The Master Fund’s tax cost as of June 30, 2011, was $141,711,652 resulting in accumulated net unrealized appreciation of $979,971 consisting of $2,892,822 in gross unrealized appreciation and $1,912,851 in gross unrealized depreciation.

As of the latest tax year ended October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings (Deficit)
$1,580,169	$1,580,169	$(1,141,078)	$(133,791)	$305,300

At October 31, 2010, the Master Fund had a net capital loss carryforward to offset net capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$1,141,078	2018

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Master Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

(i) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions will be paid annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Each shareholder will automatically be a participant under the Master Funds’ Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Master Fund.

Shares are issued pursuant to the DRP at the Master Fund’s NAV (as hereinafter defined) determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend).

(j) USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(k) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”), which includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets

•	Level 2—investments that can be fully redeemed at the net asset value in the “near term” or other significant observable inputs

•

Level 3—investments that cannot be fully redeemed at the net asset value in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 30 days.

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Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization as of June 30, 2011, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3
	Investment Securities	Portfolio Funds	Portfolio Funds	Total Investments
Investments
Passive Foreign Investment Companies
Event Driven	$—	$—	$23,101,354	$23,101,354
Macro/CTA	—	17,736,493	22,623,434	40,359,927
Relative Value	—	—	55,119,672	55,119,672
Tactical Credit	—	—	11,074,249	11,074,249
Registered Investment Companies
Money Market	2,024,897	—	—	2,024,897
Tactical Credit	11,011,524	—	—	11,011,524

Total Investments	$13,036,421	$17,736,493	$111,918,709	$142,691,623

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Portfolio Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 investments.

The Master Fund discloses significant transfers between levels based on valuations at the end of the reporting period. There were no significant transfers between Level 1, 2 or 3 as of June 30, 2011, based on levels assigned to Portfolio Funds on December 31, 2010.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments
	Balance as of December 31, 2010*	Gross Purchases	Gross (Sales)	Net Realized Gain	Change in Unrealized Appreciation/ Depreciation	Balance as of June 30, 2011
Investments
Passive Foreign Investment Companies
Event Driven	$17,446,768	$7,500,000	$(2,019,120)	$115,781	$57,925	$23,101,354
Macro/CTA	—	21,500,000	—	—	1,123,434	22,623,434
Relative Value	53,563,680	22,500,000	(22,445,587)	1,183,206	318,373	55,119,672
Tactical Credit	9,250,693	1,500,000	—	—	323,556	11,074,249

Total Investments	$80,261,141	$53,000,000	$(24,464,707)	$1,298,987	$1,823,288	$111,918,709

*	Beginning balances may not match the December 31, 2010 audited financial statements due to categorical changes from the Adviser. These changes are assumed to have been made on January 1, 2011.

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Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

The net realized gain (loss) and change in unrealized appreciation/(depreciation) in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/(depreciation) from Level 3 investments held at June 30, 2011, is $2,124,957.

The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. The Master Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the NAV reported by the Portfolio Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the reported NAV is adjusted to reflect any significant events that would materially affect the value of the security and the NAV of the Master Fund as of the valuation date. A listing of the investments held by the Master Fund and their attributes as of June 30, 2011 that may qualify for this valuation approach are shown in the table below.

Certain Portfolio Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. The Portfolio Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock up period from the date of the initial investment.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Event Driven(a)	Seek to profit from companies expecting to face major corporate events.	$23,101	Monthly - Annually	60-90	0-2 years; up to 4% redemption fee
Macro/CTA(b)	Designed to deliver positive returns from investments that attempt to extract excess return from certain markets or sub-markets.	40,360	Quarterly - Annually	30-90	0-2 years; up to 4% redemption fee
Relative Value(c)	Invest simultaneously in long and short positions in equity securities	55,120	Monthly - Quarterly	30-90	0-1 year; up to 5% redemption fee
Tactical Credit(d)	Seek to generate income and or capital appreciation through a variety of debt and equity securities and other investments across numerous markets	11,074	Monthly - Quarterly	5-60	0-1 year; up to 2% redemption fee
		$129,655

*

The information summarized in the table above represents the general terms for a majority of the investments in Portfolio Funds within the specified investment category. Individual Portfolio Funds may have terms that are different than the general terms indicated for the investment category as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and/or waive such terms. The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Portfolio Funds, would generally be the net asset value as provided by the fund or its administrator.

SALIENT ABSOLUTE RETURN MASTER FUND

Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

(a)

This category includes Portfolio Funds that invest in securities of companies that are facing a major corporate event. Investments in this category include common and preferred equities as well as debt of companies where the managers expect certain events to occur including mergers, acquisitions, restructurings, spin-offs or significant litigation.

(b)

This category includes Portfolio Funds that utilize strategies that attempt to extract excess return from certain markets or sub-markets. Investments in this category may include futures contracts, domestic and foreign equity securities, and commodities.

(c)

This category includes Portfolio Funds that invest in an identified security or group of securities that are undervalued or overvalued relative to another security or security group. Investments under this category may include derivatives, commodities, fixed income securities, and long and short equity strategies.

(d)

This category includes Portfolio Funds that have access to certain credit markets attractive to the Adviser by utilizing derivatives or fixed income securities. Investments under this category may include emerging market debt denominated in local currencies, domestic floating rate corporate securities, as well as U.S. and foreign corporate fixed rate debt. Investments in this category may be high yield, investment grade, or a combination of both.

(4) SHAREHOLDERS ACCOUNTS

(a) ISSUANCE OF SHARES

Upon receipt from an eligible investor of an initial or additional application for Shares, which will generally be accepted as of the first day of each month, the Master Fund will issue new Shares. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Master Fund issues Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Shares, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its shareholders. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust.

The Master Fund reserves the right to reject any applications for Shares. The $234,444 in subscriptions received in advance as of June 30, 2011, represents subscriptions for Master Fund Shares received prior to the July 2011 closing.

(b) REPURCHASE OF SHARES

A shareholder will not be eligible to have the Master Fund repurchase all or any portion of its Shares at the shareholder’s discretion at any time. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Shares each calendar quarter, pursuant to written tenders by shareholders. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Shares, if any, that will be purchased in any tender offer that it does approve. In the event Shares are repurchased, there will be a substantial period of time between the date as of which shareholders must accept the Master Fund’s offer to repurchase their Shares and the date they can expect to receive payment for their Shares from the Master Fund.

SALIENT ABSOLUTE RETURN MASTER FUND

Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

(5) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of June 30, 2011, the Master Fund held investments in Portfolio Funds and securities. The $14,000,000 in advanced subscriptions to Portfolio Funds as of June 30, 2011 represents funding of a portion of the July 2011 investments in such Portfolio Funds.

(b) PORTFOLIO FUND LIQUIDITY

Certain Portfolio Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, early redemption fees. The Portfolio Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock up period from the date of the initial or an additional investment. Portfolio funds may, depending on the Portfolio Fund’s governing documents have the ability to deny or delay a redemption request.

(c) AFFILIATED PORTFOLIO FUNDS

At June 30, 2011, the Master Fund’s investments in certain Portfolio Funds were deemed to be investments in affiliated issuers under the 1940 Act, because the Master Fund owns 5% or more of the Portfolio Funds’ total net assets. The activity resulting from investments in these portfolios, including interest income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated Portfolio Funds (including 2011 activity) is shown below:

				For the Period 1/1/2011 through 6/30/2011					For the Period 1/1/2011 through 6/30/2011
Portfolio Funds	Shares 12/31/2010	Shares 6/30/2011	Fair Value 12/31/2010	Cost of Purchases	Cost of Sales	Realized Gain (Loss) on Investments	Change in Appreciation/ Depreciation	Fair Value 6/30/2011	Interest/ Dividend Income
Salem Global Opportunity Fund (Offshore), Ltd.	2,244	7,744	2,439,375	5,500,000	—	—	(636,759)	7,302,616	—

			$2,439,375	$5,500,000	$—	$—	$(636,759)	$7,302,616	$—

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the investment in such Portfolio Funds. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to provide a certain type of exposure for the Master Fund’s overall portfolio.

(7) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund

SALIENT ABSOLUTE RETURN MASTER FUND

Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(8) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee based on the month end aggregate net asset value of the Master Fund and its feeder funds (the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Fund’s NAV”). The Master Fund will pay its pro rata share of total administration fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Funds are charged on an annual basis, 6 basis points on the Fund’s NAV of up to $2 billion, 5 basis points on the Fund’s NAV between the amounts of $2 billion and $5 billion, 2 basis points on the Fund’s NAV between the amounts of $5 billion and $15 billion and 1.25 basis points on the Funds NAV over $15 billion. The Independent Administrator may also provide the Master Fund with legal, compliance, transfer agency, and other investor related services for an additional cost. Per the administration agreement, the Master Fund will not be charged administration fees until January 1, 2012.

(9) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory services provided by the Adviser to the Master Fund, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”), of 0.75% on an annualized basis of the Master Fund’s net assets calculated based on the Master Fund’s net assets at the end of each month, accrued monthly and payable quarterly in arrears. For the six months ended June 30, 2011, $465,916 was incurred for Investment Management Fees.

(10) INDEBTEDNESS OF THE FUND

As a fundamental policy, the Master Fund may borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time for the purpose of making investments, funding repurchases of Master Fund Shares and for other working capital and general Master Fund purposes.

For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Portfolio Funds in which the Master Fund invests. Portfolio Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Portfolio Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Portfolio Funds. The Master Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Master Fund’s operations, including preventing the Master Fund from conducting a repurchase of its shares. In addition, the terms of any borrowing may impose certain investment restrictions on the Master Fund. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

SALIENT ABSOLUTE RETURN MASTER FUND

Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

The Master Fund maintains a line of credit agreement (the “Agreement”) with Deutsche Bank Aktiengesellschaft which provides a $25,000,000 credit facility, with available borrowing capacity subject to collateral allocation ratios as defined in the Agreement. Borrowings under the Agreement are secured by the Master Fund’s investments. The Agreement provides for a commitment fee plus interest accruing on any borrowed amounts at the three-month London Interbank Offered Rate plus a spread of 1.75% per annum, payable quarterly in arrears. The average amount of borrowings outstanding during the six months ended June 30, 2011 was $11,255,393. The weighted average interest rate paid on the line of credit on outstanding borrowings during the six months ended June 30, 2011 was 1.77%. The current credit facility agreement expires on September 28, 2016.

(11) FINANCIAL HIGHLIGHTS

	Six months ended June 30, 2011 (Unaudited)	For the period from February 1, 2010 through December 31, 2010[1]
Per share operating performance:
Net asset value, beginning of period	$997.18	$1,000.00
Income from operations:
Net investment loss	(4.64)[2]	(12.51)
Net realized and unrealized gain from investments	23.39 [2]	24.16

Net increase resulting from operations	18.75	11.65
Distributions	—	(14.47)

Total	18.75	(2.82)

Net asset value, end of period	$1,015.93	$997.18

Net investment loss to average net assets[3]	(0.92)%	(1.32)%

Total operating expenses to average net assets[3,4]	1.40%	1.42%

Portfolio turnover	24.66%	57.50%

Total return[5]	1.88%	1.16%

Net assets, end of period (000’s)	$143,581	$99,974

1	The Master Fund commenced operations on February 1, 2010.
2	Calculated using average shares.
3	Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period. Ratios have been annualized for periods less than twelve months.
4	Expense ratios do not include expenses of the acquired funds that are paid indirectly by the Master Fund as a result of its ownership of the Portfolio Funds.
5	Total return is calculated for the shareholders taken as a whole. Total return is not annualized for periods less than twelve months.

(12) SUBSEQUENT EVENTS

The Master Fund accepts initial or additional applications for Shares generally as of the first day of the month. Investor subscriptions for Shares totaled approximately $750,000 and $700,000 for July and August 2011, respectively.

SALIENT ABSOLUTE RETURN MASTER FUND

Notes to Financial Statements, continued

June 30, 2011

(Unaudited)

Based on the net assets of the Master Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $13,000,000 be made for the quarter ending September 30, 2011 to those shareholders who elect to tender their Shares prior to the expiration of the tender offer period. The Board approved such recommendation and shareholders in the Master Fund were notified of a tender offer with a August 22, 2011 expiration date and approximately $3 million was tendered.

On August 18, 2011, the Master Fund amended its line of credit agreement dated April 22, 2010, increasing the credit facility from $25 million to $40 million, with available borrowing capacity subject to collateral allocation ratios as defined in the Agreement. The amendment also increased the minimum outstanding balance from $10 million to $12 million.

Management of the Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2011.

SALIENT ABSOLUTE RETURN MASTER FUND

Supplemental Information

June 30, 2011

(Unaudited)

Trustees and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Trustees

The Master Fund, Salient Absolute Return Fund and Salient Absolute Return Institutional Fund together pay each of the Trustees who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $20,000, which is paid quarterly, and such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of June 30, 2011.

Asset Class[1]	Fair Value	%
Event Driven	$23,101,354	16.19
Macro/CTA	40,359,927	28.28
Relative Value	55,119,672	38.63
Tactical Credit	22,085,773	15.48
Money Market Fund	2,024,897	1.42

Total Investments	$142,691,623	100.00

1	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

SALIENT ABSOLUTE RETURN MASTER FUND

Supplemental Information, continued

June 30, 2011

(Unaudited)

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about Trustees of the Master Fund. The registration statement is available, without charge, upon request by calling 1-800-725-9456.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Unites) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchases as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1, 2011 through January 31, 2011	$—	N/A	N/A	N/A
February 1, 2011 through February 28, 2011	$—	N/A	N/A	N/A
March 1, 2011 through March 31, 2011	$381,818	N/A	N/A	N/A
April 1, 2011 through April 30, 2011	$—	N/A	N/A	N/A
May 1, 2011 through May 31, 2011	$—	N/A	N/A	N/A
June 1, 2011 through June 30, 2011	$1,038,308	N/A	N/A	N/A

Total	$1,420,126

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Absolute Return Master Fund

By (Signature and Title)	/s/ A. HAAG SHERMAN
A. Haag Sherman
Principal Executive Officer

Date: August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ A. HAAG SHERMAN
A. Haag Sherman
Principal Executive Officer

Date: August 25, 2011

By (Signature and Title)	/s/ JOHN E. PRICE
John E. Price
Principal Financial Officer

Date: August 25, 2011